SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 22, 2008

Boston Private Financial Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	0-17089	04-2976299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Ten Post Office Square, Boston, Massachusetts 02109

(Address of principal executive offices)

(617) 912-1900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Boston Private Financial Holdings, Inc. is filing this exhibit-only Current Report on Form 8-K in connections with the investment agreement (the “Investment Agreement”) it entered into with The Carlyle Group on July 22, 2008. That transaction is discussed in more detail in our Current Report on Form 8-K dated July 22, 2008.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits- See Exhibit Index following signature page.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.

By:	/s/ David J. Kaye
Name:	David J. Kaye
Title:	Chief Financial Officer

Date: July 23, 2008

EXHIBIT INDEX

Exhibit No.	Description
3.1	Form of Amendments to the Articles of Organization- Series A Non-Cumulative Mandatorily Convertible Preferred Stock

3.2	Form of Amendments to the Articles of Organization- Series B Non-Cumulative Perpetual Contingent Convertible Preferred Stock

4.1	Form of Warrant

10.1	Investment Agreement dated July 22, 2008

10.2	Warrant Agreement